Exhibit 10.4 (iv)

                                                            ACCLAIM ENTERTMNMENT
                                                         BNY - DECEMBER 13, 1996

                                                                [EXECUTION COPY]

                            BNY FINANCIAL CORPORATION
                          1290 Avenue of the Americas
                            New York, New York 10104

                                                               December 13, 1996

ACCLAIM ENTERTAINMENT, INC.
ACCLAIM DISTRIBUTION INC.
LJN TOYS, LTD.
ACCLAIM ENTERTAINMENT CANADA, LTD.
ARENA ENTERTAINMENT INC.
One Acclaim Plaza
Glen Cove, New York 11542-2708

               Re: Waiver of Covenant Non-Compliance and Amendment to Credit Agreement

Gentlemen:

     Reference is made to the Revolving Credit and Security Agreement, dated as of January 1, 1993, by and among ACCLAIM ENTERTAINMENT, INC. ("AEI"), ACCLAIM DISTRIBUTION INC. ("ADI"), LJN TOYS, LTD. ("UN"), ACCLAIM ENTERTAINMENT CANADA, LTD. ("Canada") and ARENA ENTERTAINMENT INC. ("Arena"; together with AEI, ADI, LJN and Canada, collectively the "Borrowers'1) and BNY FINANCIAL CORPORATION (the "Lender") as amended and restated on February 28, 1995 (as so amended and restated, and as thereafter further amended, the 1'Credit Agreement"). All capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed to them in the Credit Agreement.

     Pursuant to the Waiver of Financial Covenant Non-Compliance and Amendment to Credit Agreement, dated November 8, 1996, among the Lender and the Borrowers (as amended, the "November 8, 1996 Amendment"), AEI covenanted and agreed with the Lender that, among other things, on or before November 15, 1996 (the "Pledge Delivery Date") AEI would pledge to and deposit with the Lender all of the issued and outstanding stock of Acclaim Cable Holdings, Inc. ("Cable") pursuant to such documents as might be required by the Lender (the "Pledge Documents"). The Lender required the delivery of the stock certificate evidencing such stock, the execution and delivery by AEI of a Stock Pledge and Security Agreement, a Special Power of Attorney and a Stock Power, all in favor of the Lender, and execution and delivery of a Consent, Waiver and Recognition Agreement among AEI, Cable, Tele-Communications, Inc., TCI GameCo Ventures, Inc. and the Lender (the "Consent to Pledge"). On or before the Pledge Delivery Date, the Borrower delivered to the Lender the Pledge Documents except for the Consent to Pledge.

     AEI also covenanted and agreed pursuant to the November 8, 1996 Amendment to obtain certain documents as specified therein from each Borrower's other institutional lenders (the "Institutional Lender Documents") and to deliver the same to the Lender on or before November 27, 1996 (the "Institutional Lender Document Delivery Date").

     AEI did not comply with the November 8, 1996 Amendment by reason of (i) its failure to deliver the Consent to Pledge by the Pledge Delivery Date and (ii) its failure to deliver the Institutional Lender Documents by the Institutional Lender Document Date

     AEI has requested a waiver of the aforementioned non-compliance with the November 8, 1996 Amendment. In response to such request, subject to the terms of this agreement, the Lender hereby waives such non-compliance, provided, that, the Lender hereby reserves all rights and remedies granted to the Lender under the Credit Agreement, the Other Documents, applicable law or otherwise, and nothing contained herein shall be construed to limit, impair or otherwise affect the right of the Lender to declare a default with respect to any future non-compliance with any covenant, term or provision of the Credit Agreement or any other document now or hereafter executed and delivered in connection therewith which has not been waived as of the date hereof.

     AEI has further requested that the Lender agree not to require the pledge of the Cable stock and to return to AEI the original Pledge Documents previously delivered to the Lender. In consideration of the mutual agreements herein contained, Lender agrees that after the Borrowers execute and deliver this agreement to the Lender, the Lender shall promptly return to AEI the original Pledge Documents previously delivered to the Lender.

     In addition, AEI has requested that the Lender make certain amendments to the Credit Agreement and the Lender has agreed to do so, subject to the terms and provisions contained herein.

     Accordingly, the Borrowers and the Lender agree that the Credit Agreement is hereby amended as follows:

     1. The second sentence of Section 2.1(a) of the Credit Agreement is amended and restated in its entirety to read as follows:

          "The 'Formula Amount' shall mean the sum of the following amounts at any time and from time to time:

               (1) 70% of Eligible Receivables, other than Eligible Receivables arising from the sale of personal computer CDROM software; plus

               (2) 30% of Eligible Receivables arising from the sale of personal computer CD-ROM software, provided, however, that the maximum amount of all outstanding Advances against such

Eligible Receivables shall not exceed $5,000,000 in the aggregate at any one time; plus

               (3) 50% of the Value of the Eligible Inventory; provided, however, that the maximum amount of all outstanding Advances against Eligible Inventory shall not exceed $10,000,000 in the aggregate at any one time; plus

               (4) 40% of the first cost of goods to be imported under Letters of Credit which remain outstanding; less

               (5) in each case, such reserves, established in Lender's reasonable discretion exercised in good faith, as Lender may deduct in relation to Obligations chargeable to the account(s) of any of the Borrowers or which may be chargeable to the account(s) of any of the Borrowers thereafter ("Reserves"), including, without limitation, a permanent reserve in the amount of $6,000,000."

     2. Sections 6.4, 6.5, 6.7, 6.8 and 6.9 of the Credit Agreement are amended and restated in their entirety to read as follows:

          "6.4 Tangible Net Worth of AEI and its consolidated Subsidiaries. Not, as at the end of any fiscal quarter of the Borrowers ended on or before February 28, 1997 and as at the end of any fiscal month of the Borrowers commencing May 31, 1997, permit the Tangible Net Worth on a consolidated basis to be less than the minimum amounts indicated below in respect of the corresponding periods noted below:

Minimum Tangible Net Worth                   At Each of
--------------------------                   ----------

(a)
$160,000,000.00                              February 28, May 31 and
                                             August 31, 1995

$175,000,000.00                              November 30, 1995,
                                             February 29, May 31 and
                                             August 31, 1996

An amount equal to ninety                    November 30, 1996,
(90%) percent of Tangible                    February 28, 1997, May 31,
Net Worth as stated in the                   1997 and at the end of each
audited financial statements                 fiscal month thereafter,
of AEI and its consolidated                  August 31, 1997 and at the
Subsidiaries for the fiscal                  end of each fiscal month
year ended August 31, 1996                   thereafter
(the "1996 Year-End Financial
Statements"), but not less
than $37,000,000.00 as at
November 30, 1996,
$35,000,000.00 as at
February 28, 1997 and at the
end of each month thereafter
up to but not including May
31, 1997, $33,000,000 as at
May 31, 1997 and at the end of
each fiscal month thereafter
up to but not including August
31, 1997, and $48,000,000.00
as at August 31, 1997 and at
the end of each fiscal month
thereafter; provided, that
such amount shall be increased
as of the end of each of
Borrowers' fiscal quarters
after August 31, 1997 by an
amount equal to seventy-five
percent (75%) of the net
profits of AEI and its
consolidated Subsidiaries for
such quarter,

plus
----

(b) an amount equal to eighty percent (80%) of the aggregate amount of any capital contribution and/or equity infusion into, or any other additional equity derived from any source by, any Borrower or any Subsidiary."

          "6.5 working Capital of AEI and its consolidated Subsidiaries. Not, as at the end of any fiscal quarter of the Borrowers, permit the Working Capital on a consolidated basis to be less than the minimum amounts indicated below in respect of the corresponding periods noted below:

Minimum Working Capital                      At Each of
-----------------------                      ----------

(a)
$100,000,000.00                              February 28, May 31 and
                                             August 31, 1995

$115,000,000.00                              November 30,1995, February 29,
                                             May 31 and August 31, 1996

($23,000,000.00)                             November 30, 1996
($23,000,000.00)                             February 28, 1997

($22,500,000.00)                             May 31, 1997

($ 5,000,000.00)                             August 31, 1997

($ 5,000,000.00), such amount                November 30, 1997, February 28,
to be increased at the end of                1997, May 31, 1997 and at the
each of Borrower's fiscal                    end of each fiscal month
quarters after August 31, 1997               thereafter
by an amount equal to fifty
percent (50%) of the net
profits of AEI and its
consolidated Subsidiaries for
each of Borrowers' fiscal
quarters thereafter, provided,
that on November 30, 1997 and
at the end of each fiscal
quarter thereafter the
Tangible Net Worth of AEI and
its consolidated Subsidiaries
shall not be less than
$0.00,

plus
----

          (b) An amount equal to seventy-five percent (75%) of the aggregate amount of any capital contribution and/or equity infusion into, or any other additional equity derived from any source by, any Borrower or any Subsidiary."

          "6.7 Ratio of Total Indebtedness to Tangible Net Worth. Cause to be maintained as at the end of each fiscal quarter of the Borrowers on a consolidated basis, a ratio of total Indebtedness (excluding, however, the amount of any Letters of Credit then outstanding under this Agreement) to Tangible Net Worth of AEI and its consolidated Subsidiaries of not greater than the ratio indicated below in each case tested on a quarterly basis:

         Maximum Ratio
         of Total Indebtedness                Fiscal Quarter
         to Tangible Net Worth                    Ending
         ---------------------                ---------------------
                3.50:1                        November 30, 1996
                3.50:1                        February 28, 1997
                3.25:1                        May 31, 1997
                3.00:1                        August 31, 1997
                                              and each of the
                                              Borrowers' fiscal
                                              quarters thereafter

          "6.8 Fixed Charge Ratio. AEI and its consolidated Subsidiaries shall cause to be maintained during each of the fiscal quarters of the Borrowers indicated below a Fixed Charge Ratio of not less than the ratio indicated below in each case tested on a quarterly basis:

           Minimum Fixed
           Charge Ratio                       Fiscal Quarter Ending
           ------------                       ---------------------
                1.4:1                         November 30, 1996
                1.0:1                         February 28, 1997

                0.5:1                         May 31, 1997
                1.2:1                         August 31, 1997

                2.0:1 November 30, 1997 and each of Borrowers' fiscal quarters thereafter"

          "6.9 Maximum Losses. AEI and its consolidated Subsidiaries shall not incur, or permit to be incurred, losses taken as a whole, in respect of any fiscal quarter, at any time to exceed the maximum amounts indicated below in respect of the corresponding periods noted below:

            Maximum Losses                     Fiscal Quarter Ending
            --------------                     ---------------------
            $24,000,000.00                     November 30, 1996
            $20,000,000.00                     February 28, 1997
            $ 2,000,000.00                     May 31, 1997
            None                               August 31, 1997 and each of
                                               Borrowers' fiscal quarters
                                               thereafter"

     3. Section 6.17 of the Credit Agreement is amended in its entirety to read as follows:

          "6.17 Prohibition on Loans to or Investments in Acclaim Cable Holdings, Inc. and ACTC, L.P. Not, directly or indirectly, make any loans to Acclaim Cable Holdings, Inc. or ACTC, L.P., or invest in (by capital contribution or otherwise) or purchase the stock or Indebtedness or all or a substantial part of the assets or properties of Acclaim Cable Holdings, Inc. or ACTC, L.P. or hereafter guarantee, assume, endorse or otherwise become responsible (directly or indirectly) for the Indebtedness, performance or obligations of Acclaim Cable Holding, Inc. or ACTC, L.P. (each of the foregoing individually, an "Investment" and collectively, "Investments"), or agree to do any of the foregoing except an Investment which a Borrower may be presently contractually obligated to make under certain contingencies, each Borrower hereby warranting and representing to the Lender that the only Investments any such Borrower may be contractually obligated to make are as set forth in the Parents Agreement dated as of October 19, 1994 between AEI and Tele-Communications, Inc. and the Guaranty by AEI to TCI Games Ventures, Inc. of the obligations of Acclaim Cable Holdings, Inc. as set forth therein.

     4. Clause (h) of Article IX of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

          "(h) (i) any event of default occurring on or after September 1, 1997, whether or not declared, waived or forborne, of any of the Borrowers under any agreement now or hereafter in effect with Midland or HKSB , or (ii) any event of default occurring on or after September 1, 1997 of any of Borrowers or any of the Subsidiaries under any agreement, document, note, mortgage or guaranty now or hereafter executed and delivered by any of the Borrowers or any of the Subsidiaries in favor of Fleet Bank, N.A., or (iii) a default of the obligations of any of the Borrowers with respect to any other Indebtedness and/or any other contractual obligations, and in the case of the foregoing clauses (i), (ii) and (iii), subject to Section 5.9 and/or 5.10 of this Agreement.'1

          5. Clauses (o) and (p) of Article IX of the Credit Agreement are amended and restated in their entirety to read as follows:

          "(0) delivery to the Lender of financial projections projecting financial results which if realized would cause an Event of Default under any other clause of this Article IX;

          (p) dilution in collections on Receivables for the last three (3) consecutive months exceeds thirty percent (30%);"

          6. The following clause shall be added to Article IX of the Credit Agreement at the end thereof:

          "(q) the acceleration by any institutional lender, other than Lender, including, without limitation, Midland and Fleet Bank, N.A., of the maturity of any of the Indebtedness of any Borrower or of any Subsidiary of any Borrower to any such institutional lender; or

          (r) the receipt by Lender of notice from any other institutional lender of an event of default under such institutional lender's respective credit agreements with any Borrower or any Subsidiary provided such notice commences (i) any "standstill period" during which period such institutional lender has agreed with the Lender not to take any steps to enforce any of such institutional lender's rights in or to any of the Collateral or any of the other property of any Borrower or any Subsidiary pending the expiration of such "standstill period", or (ii) any period during which an institutional lender may direct the Lender to remove any of the Collateral from the premises of any Borrower or any Subsidiary upon which premises such institutional lender has a lien."

          7. The last full paragraph on page 13 and the carry over paragraph on pages 13 and 14 of the November 8, 1996 Amendment are amended in their entirety to read as follows:

          "To induce the Lender to agree to the waivers and amendments herein contained, and in consideration thereof, AEI covenants and agrees with the Lender that on or before September 1, 1997 AEI shall obtain from Midland and Fleet Bank, N.A., (i) waivers of any and all defaults under such

          Borrower's agreements with such institutional lenders, and (ii) amendments to such agreements reflecting all financial projections heretofore furnished by AEI to the Lender and/or Midland, all of such waivers and amendments to be in form and substance satisfactory to the Lender. The failure of any of the Borrowers to timely perform any agreement to be performed by it pursuant to this paragraph shall, at the option of the Lender, constitute an Event of Default under the Credit Agreement."

     In consideration of the agreement by the Lender to the waivers and amendments contained herein and, including, without limitation, the increased credit risk borne by the Lender by reason of its agreement to the immediately preceding paragraph 7 of this agreement, (i) the Borrowers agree, jointly and severally, to pay a non-refundable waiver fee in the amount of $50,000, which fee shall be fully earned as of the date hereof and shall be charged by the Lender to the account of the Borrowers upon the execution and delivery of this agreement, and (ii) in the event the Borrowers do not obtain the requisite waivers and amendments from their institutional lenders as now required by the November 8, 1996 Amendment on or before February 28, 1997, then the Borrowers agree, jointly and severally, to pay to the Lender a non-refundable, noncompliance fee in the amount of $150,000 which shall be fully earned as of February 28, 1997 and charged to an account of the Borrowers on or after March 3, 1997.

     AEI hereby agrees to deliver or cause to be delivered to the Lender, no later than 30 days after the date of this agreement, a letter agreement in the form of Exhibit A attached hereto duly executed by Midland. The failure by AEI to timely perform its agreement as set forth in this paragraph shall, at the option of the Lender, constitute an Event of Default under the Credit Agreement.

     Notwithstanding anything to the contrary contained in Section 8.7 of the Credit Agreement, Borrowers' failure to provide management prepared financial statements within 90 days after the end of the fiscal year ended August 31, 1996 shall not constitute an Event of Default under the Credit Agreement.

     This agreement shall be effective as of the date hereof, except that paragraph 4 of this agreement shall be effective as of September 1, 1996.

     Except as specifically set forth herein, no other changes or modifications to the Credit Agreement are intended or implied, and, in all other respects, the Credit Agreement shall continue to remain in full force and effect in accordance with its terms as of the date hereof. Except as specifically set forth herein, nothing contained herein shall evidence a waiver or amendment by the Lender of any other provision of the Credit Agreement.

     The terms and provisions of this agreement shall be for the benefit of the parties hereto and their respective successors and assigns; no other person, firm, entity or corporation shall have any right, benefit or interest under this agreement.


This agreement may be signed in counterparts, each of which shall be an original and all of which taken together constitute one agreement. In making proof of this agreement, it shall not be necessary to produce or account for more than one counterpart signed by the party to be charged.

This agreement sets forth the entire agreement and understanding of the parties with respect to the matters set forth herein and superseded any and all understandings, discussions, negotiations, correspondences, memoranda and agreements (whether written or oral) of the parties hereto with respect to the foregoing, all of which are hereby merged herein. This agreement cannot be changed, modified, amended or terminated except in a writing executed by the party to be charged.


                                        Very truly yours,

                                        KEY FINANCIAL CORPORATION

                                        By: /s/ Robert Grbic
                                          -----------------------------------
                                            Robert Grbic
                                            Senior Vicec President

ACKNOWLEDGED AND AGREED
ACCLAIM ENTERTAINMENT, INC.
ACCLAIM DISTRIBUTION INC.
LJN TOTS, LTD.
AREMA ENTERTAINMENT, INC.

By:
   -----------------------------------

Title:
      --------------------------------

ACCLAIM ENTERTAINMENT, CANADA, LTD.

By:
   -----------------------------------

Title:
      --------------------------------
assigns; no other person, firm, entity or corporation shall have any right, benefit or interest under this agreement.

This agreement may be signed in counterparts, each of which shall be an original and all of which taken together constitute one agreement. In making proof of this agreement, it shall not be necessary to produce or account for more than one counterpart signed by the party to be charged.

This agreement sets forth the entire agreement and understanding of the parties with respect to the matters set forth herein and superseded any and all understandings, discussions, negotiations, correspondences, memoranda and agreements (whether written or oral) of the parties hereto with respect to the foregoing, all of which are hereby merged herein. This agreement cannot be changed, modified, amended or terminated except in a writing executed by the party to be charged.


                                        Very truly yours,

                                        KEY FINANCIAL CORPORATION

                                        By:
                                          -----------------------------------
                                            Robert Grbic
                                            Senior Vicec President

ACKNOWLEDGED AND AGREED
ACCLAIM ENTERTAINMENT, INC.
ACCLAIM DISTRIBUTION INC.
LJN TOTS, LTD.
AREMA ENTERTAINMENT, INC.

By: /s/ J. Mark Hattendorf
   -----------------------------------

Title:  Exec. VP & CFO
      --------------------------------

ACCLAIM ENTERTAINMENT, CANADA, LTD.

By: /s/ J. Mark Hattendorf
   -----------------------------------

Title:  Exec. VP & CFO
      --------------------------------

                                   EXHIBIT A

                            BNY FINANCIAL CORPORATION
                          1290 Avenue of the Americas
                            New York, New York 10104

                                                                          , 1996

Midland Bank
140 Broadway, 5th FL

New York, New York 10005

                         Re: Acclaim Entertainment, Inc.

Gentlemen:

     Reference is made to the letter agreement between us dated July 29, 1994
Re: Acclaim Entertainment, Inc. (the "Intercreditor Agreement"). Capitalized terms used but not defined herein shall have the meanings set forth in the Intercreditor Agreement.

     Notwithstanding anything to the contrary contained in the Intercreditor Agreement, you hereby confirm to and agree with us that (i) as of the date hereof the 120 period referred to in paragraph 4 of the Intercreditor Agreement (the "Standstill period") has not started to run, and (ii) after the date hereof the Standstill Period will not start to run until the date on which we receive written notice directly from you of a default by Acclaim Comics, Inc. under or in connection with your credit agreement with Acclaim Comics, Inc., it being understood and agreed that you expressly reserve your rights to give, and may give, such notice at any time any such default exists (and at any time after 120 days thereafter may enforce any of your rights in or to any of the Collateral).

     Except as hereinabove amended, the Intercreditor Agreement shall remain in full force and effect in accordance with its terms.

     Please indicate your confirmation of and agreement to the foregoing by executing a copy of this letter where indicated below and return it to us.

                                       Very truly yours,

                                       BNY FINANCIAL CORPORATION

                                       By:
                                          ----------------------------------

                                       Title:
                                             -------------------------------
                                                    Duly Authorized

Confirmed and Agreed:
MIDLAND BANK

By:
   ------------------------------

Title:
      ---------------------------
             Duly Authorized